UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2024

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue

Tulsa, OK 74120

(Address of principal executive offices and zip code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Notes and Indenture

On September 17, 2024, Helmerich & Payne, Inc. (the “Company” or “we”) completed its previously announced private offering (the “Offering”) of (i) $350,000,000 aggregate principal amount of its 4.650% senior notes due 2027 (the “2027 Notes”), (ii) $350,000,000 aggregate principal amount of its 4.850% senior notes due 2029 (the “2029 Notes”) and (iii) $550,000,000 aggregate principal amount of its 5.500% senior notes due 2034 (the “2034 Notes” and, together with the 2027 Notes and the 2029 Notes, the “Notes”) to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

The Notes were issued pursuant to that certain indenture, dated as of December 20, 2018 (the “Base Indenture”), by and among the Company, Helmerich & Payne International Drilling Co. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by (i) with respect to the 2027 Notes, the Third Supplemental Indenture, dated as of September 17, 2024 (the “Third Supplemental Indenture”), by and between the Company and the Trustee, (ii) with respect to the 2029 Notes, the Fourth Supplemental Indenture, dated as of September 17, 2024 (the “Fourth Supplemental Indenture”), by and between the Company and the Trustee and (iii) with respect to the 2034 Notes, as supplemented by the Fifth Supplemental Indenture, dated as of September 17, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and the Trustee.

The 2027 Notes will mature on December 1, 2027 and bear interest at a rate of 4.650% per annum, the 2029 Notes will mature on December 1, 2029 and bear interest at a rate of 4.850% per annum and the 2034 Notes will mature on December 1, 2034 and bear interest at a rate of 5.500% per annum. Interest on the Notes will be payable semi-annually on June 1 and December 1 of each year, beginning on June 1, 2025, to persons who are registered holders of the Notes on the immediately preceding May 15 or November 15, respectively.

The Notes are the Company’s general unsecured obligations and are effectively junior in right of payment to any of the Company’s future secured debt to the extent of the value of the collateral therefor, equal in right of payment with all of the Company’s existing and future unsecured unsubordinated debt, senior in right of payment to any of the Company’s future senior subordinated or subordinated debt and structurally subordinated to all debt and other liabilities of the Company’s subsidiaries.

The Company intends to use the net proceeds from the sale of the Notes, together with borrowings under its term loan credit facility and cash on hand, to (i) finance the purchase price for its previously announced pending acquisition of KCA Deutag International Limited, a private company limited by shares incorporated in Jersey (“KCA Deutag,” and such acquisition, the “KCA Deutag Acquisition”), pursuant to that certain Sale and Purchase Agreement, dated as of July 25, 2024 (the “Purchase Agreement”), among the Company, the Majority Sellers named therein, the Management Seller named therein, Ocorian Limited, a private company limited by shares incorporated in Jersey, HP Global Holdings Limited, a private company limited by shares incorporated in Jersey and a wholly owned subsidiary of the Company, and, for certain purposes set forth therein, KCA Deutag, (ii) repay certain of KCA Deutag’s outstanding indebtedness and (iii) pay related fees and expenses.

If (i) the consummation of the KCA Deutag Acquisition does not occur on or before the later of (x) October 25, 2025 and (y) such date to which we may agree to extend the “Long Stop Date” under the Purchase Agreement (the “Special Mandatory Redemption Outside Date”), (ii) prior to the Special Mandatory Redemption Outside Date, the Purchase Agreement is terminated without the consummation of the KCA Deutag Acquisition, or (iii) we otherwise notify the Trustee that we will not pursue the consummation of the KCA Deutag Acquisition, we will be required to redeem the Notes of each series then outstanding (such redemption, the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the date upon which such Notes will be redeemed.

Prior to November 1, 2027 (one month prior to the maturity date of the 2027 Notes), with respect to the 2027 Notes (the “2027 Notes Par Call Date”), prior to November 1, 2029 (one month prior to the maturity date of the 2029 Notes), with respect to the 2029 Notes (the “2029 Notes Par Call Date”), and prior to September 1, 2034 (three months prior to the maturity date of the 2034 Notes), with respect to the 2034 Notes (the “2034 Notes Par Call Date”), the Company may redeem such Notes at its option, in whole or in part, at any time and from time to time, at the applicable “make-whole” redemption price, plus accrued and unpaid interest on the principal amount of the applicable series of Notes being redeemed to, but excluding, the redemption date. On or after the 2027 Notes Par Call Date, in the case of the 2027 Notes, the 2029 Notes Par Call Date, in the case of the 2029 Notes, and the 2034 Notes Par Call Date, in the case of the 2034 Notes, as applicable, the Company may redeem such series of Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The Indenture contains certain covenants that, among other things, limit the ability of the Company and its subsidiaries to incur certain liens; engage in sale and lease-back transactions; and consolidate, merge or transfer all or substantially all of the assets of the Company. These covenants are subject to a number of important exceptions, limitations and qualifications. The Indenture also contains customary events of default with respect to the Notes.

The Notes have not been registered under the Securities Act or any state or foreign securities laws and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and any applicable state or foreign securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, any security.

The foregoing description of the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Third Supplemental Indenture (including the form of 2027 Note attached thereto), the Fourth Supplemental Indenture (including the form of 2029 Note attached thereto), and the Fifth Supplemental Indenture (including the form of 2034 Note attached thereto), copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company also entered into a registration rights agreement, dated as of September 17, 2024 (the “Registration Rights Agreement”), with the initial purchasers of the Notes named therein. Under the Registration Rights Agreement, the Company agreed, among other things, to: (i) file a registration statement (the “Exchange Offer Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register an offer to exchange each series of the Notes for freely tradeable notes having terms identical in all material respects to each such series of Notes (the “Registered Exchange Offer”); (ii) use commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act not later than the later of (x) the 30th day following the Company’s filing of a Form 8-K or an amendment thereto including the financial statements of KCA Deutag and pro forma financial information related to the Company’s acquisition of KCA Deutag required by Items 9.01(a) and 9.01(b) of Form 8-K (the “KCAD Financials Form 8-K”) and (y) June 16, 2025; and (iii) use commercially reasonable efforts to cause the Registered Exchange Offer to be completed not later than the later of (x) the 60th day following the Company’s filing of the KCAD Financials Form 8-K and (y) July 14, 2025 (the “Exchange Offer Closing Deadline”), subject to certain limitations.

If, among other events, the Registered Exchange Offer is not completed by the Exchange Offer Closing Deadline, then special additional interest will accrue in an amount equal to 0.25% per annum of the principal amount of the Notes, from and including the date on which such default shall occur to but excluding the date on which such default is cured.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.5 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under the subheading “Notes and Indenture” in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included in this communication are forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “continue,” or the negative thereof or similar terminology, and such include, but are not limited to, statements regarding the consummation of the KCA Deutag Acquisition and the intended use of the net proceeds from the Offering.

Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions, many of which are beyond our control and any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The inclusion of such statements should not be regarded as a representation that such plans, estimates, or expectations will be achieved. Factors that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements include, but are not limited to, our ability to consummate the KCA Deutag Acquisition on the terms currently contemplated, risks and uncertainties related to economic, market or business conditions, and additional factors disclosed in our 2023 Annual Report on Form 10-K, including under Part I, Item 1A— “Risk Factors” and Part II, Item 7— “Management’s Discussion and Analysis of Financial Condition and Results of Operations” thereof, as updated by subsequent reports (including the Company’s Quarterly Reports on Form 10-Q) we file with the SEC.

All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.  All forward-looking statements speak only as of the date they are made and are based on information available at that time. Because of the underlying risks and uncertainties, we caution you against placing undue reliance on these forward-looking statements. We assume no duty to update or revise these forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated December 20, 2018, among Helmerich & Payne, Inc., Helmerich & Payne International Drilling Co. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-K filed on December 20, 2018, SEC File No. 001-04221).
4.2	Third Supplemental Indenture, dated September 17, 2024, between Helmerich & Payne, Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (including the form of 4.650% Senior Note due 2027).

4.3	Fourth Supplemental Indenture, dated September 17, 2024, between Helmerich & Payne, Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (including the form of 4.850% Senior Note due 2029).
4.4	Fifth Supplemental Indenture, dated September 17, 2024, between Helmerich & Payne, Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (including the form of 5.500% Senior Note due 2034).
4.5	Registration Rights Agreement, dated September 17, 2024, among Helmerich & Payne, Inc. and the initial purchasers named therein.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title:	Corporate Secretary

Date:	September 17, 2024